                   APOLLO LEISURE GROUP PLC AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED GROUP BALANCE SHEET

                                 (IN THOUSANDS)

                                                                             AS AT                     AS AT
                                                                          15 MAY 1999            28 NOVEMBER 1998
                                                                    -----------------------   ----------------------
                                                                          (UNAUDITED)
                                                                     (pounds sterling)000      (pounds sterling)000
Fixed assets
 Tangible assets ................................................            79,150                    78,270
 Investments ....................................................             2,116                     1,817
                                                                             ------                    ------
                                                                             81,266                    80,087
                                                                             ------                    ------
Current assets
 Stocks .........................................................               640                       670
 Debtors ........................................................            10,994                    12,125
 Investments ....................................................             1,076                       908
 Cash at bank and in hand .......................................            10,462                    15,285
                                                                             ------                    ------
                                                                             23,172                    28,988
Creditors: amounts falling due within one year ..................           (48,809)                  (52,078)
Net current liabilities .........................................           (25,637)                  (23,090)
Total assets less current liabilities ...........................            55,629                    56,997
Creditors: amounts falling due after more than one year .........           (23,752)                  (25,943)
Provisions for liabilities and charges
 Deferred taxation ..............................................            (2,227)                   (2,249)
 Grants received ................................................            (1,506)                   (1,123)
                                                                            -------                   -------
Net assets ......................................................            28,144                    27,682
                                                                            =======                   =======
Shareholders' funds
 Share capital ..................................................             3,000                     3,000
 Other reserves .................................................            10,051                    10,264
 Revenue reserves ...............................................            13,162                    12,928
                                                                            -------                   -------
Equity shareholders' funds ......................................            26,213                    26,192
Minority interests ..............................................             1,931                     1,490
                                                                            -------                   -------
                                                                             28,144                    27,682
                                                                            =======                   =======

The condensed consolidated group balance sheet at 28 November, 1998 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

     See accompanying notes to condensed consolidated financial statements.

                   APOLLO LEISURE GROUP PLC AND SUBSIDIARIES

             CONDENSED CONSOLIDATED GROUP PROFIT AND LOSS ACCOUNT

                                (IN THOUSANDS)
                                  (UNAUDITED)

                                                                     24 WEEKS ENDED
                                                    -------------------------------------------------
                                                          15 MAY 1999               16 MAY 1998
                                                    -----------------------   -----------------------
                                                     (pounds sterling)000      (pounds sterling)000
Turnover ........................................                  36,583                    36,758
Cost of sales ...................................                  15,001                    17,994
                                                                   ------                    ------
Gross profit ....................................                  21,582                    18,764
Administration expenses .........................                  18,428                    17,170
                                                                   ------                    ------
                                                                    3,154                     1,594
Other operating income ..........................                     619                       630
                                                                   ------                    ------
Operating profit ................................                   3,773                     2,224
Interest receivable .............................                      86                        26
Interest payable ................................                   1,017                     1,058
                                                                   ------                    ------
Profit before taxation ..........................                   2,842                     1,192
Taxation ........................................                   1,171                       556
                                                                   ------                    ------
Profit after taxation ...........................                   1,671                       636
Minority interests ..............................                     441                        12
                                                                   ------                    ------
Profit for period ...............................                   1,230                       624
Dividends paid ..................................                   1,000                     1,000
                                                                   ------                    ------
Retained profit / (loss) for the period .........                     230                      (376)
                                                                   ======                    ======
Earnings per share ..............................   (pounds sterling)0.41     (pounds sterling)0.21

     See accompanying notes to condensed consolidated financial statements.

                   APOLLO LEISURE GROUP PLC AND SUBSIDIARIES

                CONDENSED CONSOLIDATED GROUP CASHFLOW STATEMENT

                                (IN THOUSANDS)
                                  (UNAUDITED)

                                                                                       24 WEEKS ENDED
                                                                      ------------------------------------------------
                                                                            15 MAY 1999               16 MAY 1998
                                                                      -----------------------   ----------------------
                                                                       (pounds sterling)000      (pounds sterling)000
CASH FLOW FROM OPERATING ACTIVITIES ...............................             2,462                   (2,996)
Returns on investments and servicing of finance ...................              (931)                  (1,033)
Taxation ..........................................................              (107)                    (222)
Capital expenditure and financial investment ......................            (3,678)                  (1,906)
Acquisitions ......................................................                --                       --
Equity dividends paid .............................................            (1,000)                  (1,000)
NET CASHFLOW BEFORE USE OF LIQUID RESOURCES AND FINANCING .........            (3,254)                  (7,157)
Management of liquid resources ....................................             8,681                   10,053
Financing:
Loans and finance leases ..........................................              (902)                    (414)
Grants received ...................................................               413                       --
Net cashflow from financing .......................................              (489)                    (414)
                                                                               ------                   ------
INCREASE IN CASH ..................................................             4,939                    2,482
                                                                               ======                   ======

     See accompanying notes to condensed consolidated financial statements.

                   APOLLO LEISURE GROUP PLC AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  15 MAY 1999

                                  (UNAUDITED)


NOTE 1 -- ORGANISATION AND DESCRIPTION OF BUSINESS

     The Apollo Leisure Group ("Group") originated in 1977 with the purchase of the "New Theatre" in Oxford. The Group has expanded significantly since that time through a combination of organic growth and a series of corporate acquisitions. The Group currently owns or manages an estate of 22 theatres, 3 arenas, 16 cinemas, 6 licensed premises and 4 bingo halls in the United Kingdom and Eire.

     In 1997 the Group entered into a new business area, with the purchase of City Centre Leisure ("CCL"), a group involved in running sports and fitness leisure facilities on behalf of local authorities in the United Kingdom. The Group currently owns 67.5% of the ordinary share capital of CCL and is contracted to acquire the remaining 37.5% in three annual installments of 12.5% under the terms of an earnout agreement.


NOTE 2 -- BASIS OF PRESENTATION

     The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for an interim period are not necessarily indicative of the results that may be expected for a full year. For further information, refer to the consolidated financial statements and footnotes thereto included in the Apollo Leisure Group PLC Annual Report for the year ended November 28, 1998.

     The accompanying unaudited condensed consolidated financial statements include the accounts and transactions of the Company and its wholly-owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.

     The Company's revenues vary throughout the year. The Company's first 24 weeks generally produces the lowest revenues for the year and the last 28 weeks generally produces the highest revenues for the year.


NOTE 3 -- INDEBTEDNESS

     The Apollo Group use debt finance, in the form of term loans, to finance specific capital development projects. The terms of these loans include a number of covenant tests and as at 28 November 1998 the Apollo Group was in breach of the interest cover covenant on a loan within one of its subsidiary companies. Whilst this is an isolated breach, the default causes further technical breaches in relation to other loans within the Apollo Group.

     Management does not believe that there is a possibility of the banks requiring repayment of all Group loans and accordingly have not reclassified the term loans to creditors: amount falling due within one year. Management has formed this view on the basis of the strong cash flows generated by the Group and the quality of the asset backing available as security to these lenders. This accounting treatment is permitted in the UK under the `true and fair override' provisions included within section 226(5) of the Companies Act of 1985.


NOTE 4 -- EARNINGS PER SHARE

     Earnings per share is based upon the net profit applicable to basic common shares. There is only one class of share and consequently no dilution calculations are required.

                           APOLLO LEISURE GROUP PLC.

                               DIRECTORS' REPORT

                     FOR THE YEAR ENDED 28TH NOVEMBER 1998


     The directors present their report together with the audited group financial statements for the year ended 28th November 1998.


PRINCIPAL ACTIVITIES

     The principal activities of the group are Theatre Services, Theatrical Show Production, Sports and Fitness Centre Management and the operation of Bingo and Social Clubs, Cinemas, Hotels and other licensed outlets.


REVIEW OF BUSINESS & FUTURE DEVELOPMENTS

     The results for the year are set out in the Group profit and loss account on page 9 together with the attached notes.

     The profit of the Group's theatre activities was affected mainly by the establishment of the Lyceum following its reopening in 1996. The Group has now secured the prestigious Lion King contract, to run at the Lyceum from September 1999 and anticipate a mature profit year in 2000.

     An Arts Council Lottery Grant awarded in 1997 enabled the full refurbishment and redevelopment of the Liverpool Empire Theatre to proceed at a cost of (pounds sterling)11m. The theatre reopened in October 1998 with an extended season of Les Miserables, and Phantom of the Opera.

     In early 1998 the Group was awarded the management contract of the Sheffield Arena, supplementing its multi-purpose arenas in Cardiff and Dublin and also adding sports in the form of ice hockey and basketball to its range of activities.

     As reported last year, the Group extended its local authority involvement with the acquisition of a majority holding in CCL Leisure Limited (formerly City Centre Leisure (Holdings) Limited), which is a local authority sports and fitness contractor. During the past twelve months CCL Leisure Limited has been awarded further contracts for the management of leisure centres and also enjoyed extensions to some of its existing contracts and invested considerable capital into public facilities.

     In November 1998 the Group entered into a unique agreement in Torbay to redevelop a theatre (already operated by the Group) into a new 9-screen multiplex, to extend the management agreement on a second theatre, and to manage and invest in a leisure centre on behalf of the Council, through its subsidiary CCL Leisure Limited.

     Two new 6-screen multiplexes were opened, one at a new "Hollywood Park" development in Port Talbot, and a further "Hollywood Park" at Barrow, which opened in March 1999.

     The Group continues to search for and develop 5 to 9-screen multiplexes in secondary towns, often in partnership with local authorities, and are committed to extending the "Hollywood Park" brand to further sites.

     The directors are satisfied with the results for the year and anticipate continued growth in its various divisions.


DIVIDENDS

     Interim dividends of (pounds sterling)0.67 (1997 -- (pounds sterling)0.49) per share were paid during the year (total dividend paid (pounds sterling)2,000,000 1997 -- (pounds sterling)800,000).

     The directors recommend that no final dividend be declared (1997 -- (pounds sterling)Nil).

                           APOLLO LEISURE GROUP PLC.

                               DIRECTORS' REPORT

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)

DIRECTORS

     The directors who served during the year and their interests (including family interests) in the issued share capital of the company were:

                                                        28TH NOVEMBER 1998     30TH NOVEMBER 1997
(pounds sterling)1 ORDINARY SHARES                              NO.                   NO.
----------------------------------------------------   --------------------   -------------------
   P.R. Gregg ......................................           696,480               696,480
   A.K. Gregg ......................................         1,317,840             1,317,840
   J.F. Jarvis (appointed 11th March 1998) .........                --                    --
   D.C. Rogers, F.C.A. .............................           321,420               321,420
   S.J. Shrouder ...................................           214,260               214,260
   D.C. Gregg ......................................           225,000               270,000

DISABLED EMPLOYEES

     Applications for employment by disabled persons are always fully considered, bearing in mind the aptitudes of the applicant concerned. In the event of members of staff becoming disabled, every effort is made to ensure that their employment with the group continues and the appropriate training is arranged. It is the policy of the group that the training, career development and promotion of disabled persons should, as far as possible, be identical with that of other employees.


EMPLOYEE CONSULTATION

     The group places considerable value on the involvement of its employees and continues its practice of keeping them informed on matters affecting them as employees and on the various factors affecting the performance of the group. This is achieved through regular formal and informal meetings.


CHARITABLE CONTRIBUTIONS

     The group contributed (pounds sterling)25,286 to charities during the year.


POLICY FOR PAYMENT OF CREDITORS

     Whenever possible the group agrees terms of payment with individual suppliers at the point of first placing orders with the supplier. Significant amendments to established terms are discussed with suppliers before the amendments take place. The group always endeavours to abide by agreed terms.

     The amount for trade creditors shown at the balance sheet as at the end of the financial year represents 90 days (1997 -- 58 days) of average daily purchases for the group.


YEAR 2000

     The directors are aware of the business problems associated with the Year 2000 and are taking steps to identify all compliance pitfalls and to mitigate their impact on the group's future operations by 31st December 1999.

     The cost of achieving Year 2000 compliance will be written off directly to the profit and loss accounts, to the extent that the expenditure does not represent an improvement to existing assets, and this amount is not expected to be significant.

                           APOLLO LEISURE GROUP PLC.

                               DIRECTORS' REPORT

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)

DIRECTORS' RESPONSIBILITIES


     Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of the affairs of the company and group and of the profit or loss of the group for that year. In preparing those financial statements, the directors are required to:

          Select suitable accounting policies and then apply them consistently;

          Make judgements and estimates that are reasonable and prudent;

          State whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

          Prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.

     The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the group and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.


AUDITORS

     Smith Partnership and Deloitte & Touche have indicated that they are willing to continue in office as joint auditors and a resolution proposing their re-appointment will be submitted at the forthcoming Annual General Meeting.

     This report was approved by the board on 27th July 1999 and signed on its behalf.

/s/ D.C. Rogers F.C.A.
D.C. Rogers F.C.A.,
Secretary.

                    AUDITOR'S REPORT TO THE SHAREHOLDERS OF
                           APOLLO LEISURE GROUP PLC.


     We have audited the financial statements on pages 9 to 31 which have been prepared under the historical cost convention (as modified by the revaluation of certain fixed assets) and the accounting policies as set out on pages 14 to 16.


RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

     As described on page 7, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those financial statements and to report our opinion to you.


BASIS OF OPINION

     We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's and the group's circumstances, consistently applied and adequately disclosed.

     We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.


OPINION

     In our opinion the financial statements give a true and fair view of the state of the affairs of the company and the group as at 28th November 1998 and of the group's profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

/s/ Smith Partnership                                 /s/ Deloitte & Touche
SMITH PARTNERSHIP                                     DELOITTE & TOUCHE
CHARTERED ACCOUNTANTS                                 CHARTERED ACCOUNTANTS
& REGISTERED AUDITORS                                 & REGISTERED AUDITORS
3 Ralli Courts,                                       Columbia Centre,
West Riverside,                                       Market Street, Bracknell,
Manchester, M3 5FT.                                   Berkshire, RG12 1PA.

Date: 27th July 1999                                  Date: 27th July 1999

                           APOLLO LEISURE GROUP PLC.

                         GROUP PROFIT AND LOSS ACCOUNTS

         FOR THE YEARS ENDED 28TH NOVEMBER 1998 AND 29TH NOVEMBER 1997

                                                                                    1998                   1997
                                                                NOTES        (pounds sterling)      (pounds sterling)
                                                            -------------   --------------------   -------------------
Turnover ................................................          2             79,342,933             95,038,447
Cost of sales ...........................................                        46,059,026             60,237,589
                                                                                 ----------             ----------
GROSS PROFIT ............................................                        33,283,907             34,800,858
Administrative expenses .................................                        29,206,604             28,957,865
                                                                                 ----------             ----------
                                                                                  4,077,303              5,842,993
Other operating income ..................................          3                926,352                800,032
                                                                                 ----------             ----------
GROUP OPERATING PROFIT ..................................          4              5,003,655              6,643,025
Group Share of profit of associated undertaking .........         12(ii)            742,282                432,018
Profit/(loss) on sale of properties .....................                           482,846                (60,351)
                                                                                 ----------             ----------
PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST ...........                         6,228,783              7,014,692
Interest receivable .....................................                           288,607                454,958
Interest payable and similar charges ....................          7             (2,368,426)            (2,337,742)
                                                                                 ----------             ----------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION ...........          2              4,148,964              5,131,908
Tax on profit on ordinary activities ....................          8             (1,936,105)            (2,340,770)
                                                                                 ----------             ----------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION ............                         2,212,859              2,791,138
Equity minority interests ...............................                          (248,410)              (340,528)
                                                                                 ----------             ----------
PROFIT FOR THE FINANCIAL YEAR ...........................                         1,964,449              2,450,610
Dividends paid ..........................................          9             (2,000,000)              (800,000)
                                                                                 ----------             ----------
RETAINED (LOSS)/PROFIT FOR THE FINANCIAL YEAR ...........         22                (35,551)             1,650,610
                                                                                 ==========             ==========

       The notes on pages 14 to 31 form part of these financial statements

                           APOLLO LEISURE GROUP PLC.

             GROUP STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES

         FOR THE YEARS ENDED 28TH NOVEMBER 1998 AND 29TH NOVEMBER 1997

                                                                                         1998                    1997
                                                                                   (pounds sterling)      (pounds sterling)
                                                                                 --------------------   ---------------------
Profit for the financial year ................................................        1,964,449              2,450,610
Deficit on revaluation in the year ...........................................          (31,419)                    --
Currency translation differences on foreign currency net investments .........           13,354               (217,091)
                                                                                      ---------              ---------
TOTAL GAINS & LOSSES RECOGNISED SINCE LAST ANNUAL REPORT .....................        1,964,384              2,233,519
                                                                                      =========              =========
NOTE OF HISTORICAL COST PROFITS FOR THE YEAR ENDED 28TH NOVEMBER 1998
                                                                                        1998                   1997
                                                                                  (pounds sterling)      (pounds sterling)
                                                                                 ------------------     -------------------
Reported profit on ordinary activities before taxation .......................        4,148,964              5,131,908
Difference between historical cost profit on disposal of freehold property
 and the loss on disposal calculated on the revalued amount ..................               --                584,046
Difference between historical cost depreciation charge and the actual
 depreciation charge of the year calculated on the revalued amount ...........          219,436                230,914
                                                                                     ----------             ----------
HISTORICAL COST PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION ................        4,368,400              5,946,868
                                                                                     ==========             ==========
HISTORICAL COST PROFIT FOR THE YEAR RETAINED AFTER TAXATION, MINORITY
 INTERESTS AND DIVIDENDS .....................................................          183,885              2,465,570
                                                                                     ==========             ==========

       The notes on pages 14 to 31 form part of these financial statements

                           APOLLO LEISURE GROUP PLC.

     GROUP BALANCE SHEETS AS AT 28TH NOVEMBER 1998 AND 29TH NOVEMBER 1997




                                                                               1998
                                                             -----------------------------------------
                                                      NOTES   (pounds sterling)    (pounds sterling)
                                                     ------- -------------------- --------------------
FIXED ASSETS
Tangible assets ....................................    11                              78,269,924
Investments ........................................    12                               1,816,912
                                                                                        80,086,836
CURRENT ASSETS
Stocks .............................................    13           669,853
Debtors ............................................    14        12,125,510
Investments ........................................    15           907,631
Cash at bank & in hand .............................              15,285,346
                                                                  ----------
                                                                  28,988,340
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR .....    16        52,078,471
                                                                  ----------
NET CURRENT LIABILITIES ............................                                   (23,090,131)
TOTAL ASSETS LESS CURRENT LIABILITIES ..............                                    56,996,705
                                                                                       -----------
CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN
 ONE YEAR ..........................................    17                              25,942,693
PROVISIONS FOR LIABILITIES AND CHARGES
Deferred taxation ..................................    19                               2,249,371
Grants received ....................................    20                               1,122,895
                                                                                       -----------
NET ASSETS .........................................     2                              27,681,746
                                                                                       ===========
CAPITAL AND RESERVES
Called up share capital ............................    21                               3,000,000
Revaluation reserve ................................    23                               8,592,671
Other reserves .....................................    23                               1,671,445
Profit & loss account ..............................    23                              12,928,021
                                                                                       -----------
EQUITY SHAREHOLDERS' FUNDS .........................    22                              26,192,137
MINORITY INTERESTS -- EQUITY .......................                                       161,020
-- NON-EQUITY ......................................    24                               1,328,589
                                                                                       -----------
                                                                                        27,681,746
                                                                                       ===========
                                                                       1997
                                                     ----------------------------------------
                                                       (pounds sterling)   (pounds sterling)
                                                     -------------------- -------------------
FIXED ASSETS
Tangible assets ....................................                           75,196,006
Investments ........................................                            1,522,293
                                                                               76,718,299
CURRENT ASSETS
Stocks .............................................         685,632
Debtors ............................................       8,748,367
Investments ........................................       1,292,851
Cash at bank & in hand .............................      13,142,355
                                                          ----------
                                                          23,869,205
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR .....      42,729,915
                                                          ----------
NET CURRENT LIABILITIES ............................                          (18,860,710)
TOTAL ASSETS LESS CURRENT LIABILITIES ..............                           57,857,589
                                                                              -----------
CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN
 ONE YEAR ..........................................                           26,591,821
PROVISIONS FOR LIABILITIES AND CHARGES
Deferred taxation ..................................                            1,728,103
Grants received ....................................                            1,427,932
                                                                              -----------
NET ASSETS .........................................                           28,109,733
                                                                              ===========
CAPITAL AND RESERVES
Called up share capital ............................                            3,000,000
Revaluation reserve ................................                            8,839,957
Other reserves .....................................                            1,747,026
Profit & loss account ..............................                           12,879,767
                                                                              -----------
EQUITY SHAREHOLDERS' FUNDS .........................                           26,466,750
MINORITY INTERESTS -- EQUITY .......................                               37,240
-- NON-EQUITY ......................................                            1,605,743
                                                                              -----------
                                                                               28,109,733
                                                                              ===========

These financial statements were approved by the board on 27th July 1999.

/s/ P.R. Gregg                        /s/ D.C. Rogers F.C.A.
--------------                        ----------------------
P.R. Gregg                            D.C. Rogers F.C.A.
Director                              Director

       The notes on pages 14 to 31 form part of these financial statements

                           APOLLO LEISURE GROUP PLC.

     COMPANY BALANCE SHEETS AS AT 28TH NOVEMBER 1998 AND 29TH NOVEMBER 1997

                                                                          1998
                                                        -----------------------------------------
                                                 NOTES   (pounds sterling)    (pounds sterling)
                                                ------- -------------------- --------------------
FIXED ASSETS
Investments ...................................   12                                28,029,809
CURRENT ASSETS
Debtors .......................................   14                1,000
Cash at bank & in hand ........................                        73
                                                                    -----
                                                                    1,073
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR.   16            1,598,051
                                                                ---------
NET CURRENT LIABILITIES .......................                                     (1,596,978)
                                                                                    ----------
TOTAL ASSETS LESS CURRENT LIABILITIES .........                                     26,432,831
                                                                                    ==========
CAPITAL AND RESERVES
Called up share capital .......................   21                                 3,000,000
Revaluation reserve ...........................   23                                23,340,005
Profit & loss account .........................   23                                    92,826
                                                                                    ----------
EQUITY SHAREHOLDERS' FUNDS ....................                                     26,432,831
                                                                                    ==========
                                                                          1997
                                                        ----------------------------------------
                                                         (pounds sterling)    (pounds sterling)
                                                        -------------------- -------------------
FIXED ASSETS
Investments ...................................                                     28,981,415
CURRENT ASSETS
Debtors .......................................                     1,000
Cash at bank & in hand ........................                        73
                                                                    -----
                                                                    1,073
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR.                 2,000,051
                                                                ---------
NET CURRENT LIABILITIES .......................                                     (1,998,978)
                                                                                    ----------
TOTAL ASSETS LESS CURRENT LIABILITIES .........                                     26,982,437
                                                                                    ==========
CAPITAL AND RESERVES
Called up share capital .......................                                      3,000,000
Revaluation reserve ...........................                                     23,951,040
Profit & loss account .........................                                         31,397
                                                                                    ----------
EQUITY SHAREHOLDERS' FUNDS ....................                                     26,982,437
                                                                                    ==========

These financial statements were approved by the board on 27th July 1999.


/s/ P.R. Gregg                        /s/ D.C. Rogers F.C.A.
--------------                        ----------------------
P.R. Gregg                            D.C. Rogers F.C.A.
Director                              Director

     The notes on pages 14 to 31 form part of these financial statements

                           APOLLO LEISURE GROUP PLC.

                          GROUP CASH FLOW STATEMENTS

         FOR THE YEARS ENDED 28TH NOVEMBER 1998 AND 29TH NOVEMBER 1997

                                                                               1998
                                                             -----------------------------------------
                                                      NOTES   (pounds sterling)    (pounds sterling)
                                                     ------- -------------------- --------------------
NET CASH INFLOW FROM OPERATING ACTIVITIES ..........   25                              14,642,249
RETURNS ON INVESTMENTS & SERVICING OF FINANCE          26                             (1,918,414)
TAXATION ...........................................                                  (1,664,312)
CAPITAL EXPENDITURE & FINANCIAL INVESTMENT .........   26                             (6,776,992)
ACQUISITIONS .......................................   26                               (421,155)
EQUITY DIVIDENDS PAID ..............................                                  (2,000,000)
                                                                                      -----------
NET CASH INFLOW BEFORE USE OF LIQUID RESOURCES
 & FINANCING .......................................                                   1,861,376
MANAGEMENT OF LIQUID RESOURCES .....................   27                              1,423,542
FINANCING
Loans and finance leases ...........................   28            (110,773)
Grants received ....................................                  255,635
                                                                     --------
NET CASH INFLOW FROM FINANCING .....................                                     144,862
                                                                                      -----------
INCREASE/DECREASE IN CASH ..........................   29                              3,429,780
                                                                                      ===========

                                                                                         1998
                                                                                   (pounds sterling)
                                                                                  ------------------
RECONCILIATION OF NET CASH FLOW
 MOVEMENT TO MOVEMENT IN NET DEBT
Increase/Decrease in cash in the year ..............                                   3,429,780
Cash inflow/outflow from movement in debt and
 lease financing ...................................                                     110,773
Cash inflow from management of liquid
 resources .........................................                                  (1,423,542)
                                                                                     -------------
Decrease/Increase in net debt resulting from
 cash flows ........................................                                   2,117,011
Increase in net debt resulting from the
 Acquisition of subsidiary undertakings ............                                         --
Movements in unlisted investments ..................                                      59,533
New finance leases .................................                                    (250,000)
Exchange difference ................................                                     (39,803)
                                                                                     -------------
Movement in net debt for the year ..................                                   1,886,741
Net debt at beginning of the year ..................                                 (15,488,944)
                                                                                     -------------
Net debt at the end of the year .................... 30                              (13,602,203)
                                                                                     =============



                                                                        1997
                                                     ------------------------------------------
                                                      (pounds sterling)     (pounds sterling)
                                                     -------------------- ---------------------
NET CASH INFLOW FROM OPERATING ACTIVITIES ..........                         7,208,880
RETURNS ON INVESTMENTS & SERVICING OF FINANCE                               (1,950,105)
TAXATION ...........................................                        (1,606,285)
CAPITAL EXPENDITURE & FINANCIAL INVESTMENT .........                        (8,399,303)
ACQUISITIONS .......................................                          (178,645)
EQUITY DIVIDENDS PAID ..............................                          (800,000)
                                                                            ------------
NET CASH INFLOW BEFORE USE OF LIQUID RESOURCES
 & FINANCING .......................................                         5,725,458
MANAGEMENT OF LIQUID RESOURCES .....................                         2,877,436
FINANCING
Loans and finance leases ...........................      1,815,352
Grants received ....................................        367,025
                                                          ---------
NET CASH INFLOW FROM FINANCING .....................                         2,182,377
                                                                            ------------
INCREASE/DECREASE IN CASH ..........................                          (665,645)
                                                                            ============

                                                                                 1997
                                                                           (pounds sterling)
                                                                          -------------------
RECONCILIATION OF NET CASH FLOW
 MOVEMENT TO MOVEMENT IN NET DEBT
Increase/Decrease in cash in the year ..............                          (665,645)
Cash inflow/outflow from movement in debt and
 lease financing ...................................                        (1,815,352)
Cash inflow from management of liquid
 resources .........................................                        (2,877,436)
                                                                          --------------
Decrease/Increase in net debt resulting from
 cash flows ........................................                        (5,358,433)
Increase in net debt resulting from the
 Acquisition of subsidiary undertakings ............                            (8,016)
Movements in unlisted investments ..................                            92,147
New finance leases .................................                          (240,504)
Exchange difference ................................                            93,785
                                                                          --------------
Movement in net debt for the year ..................                        (5,421,021)
Net debt at beginning of the year ..................                       (10,067,923)
                                                                          --------------
Net debt at the end of the year ....................                       (15,488,944)
                                                                          ==============

       The notes on pages 14 to 31 from part of these financial statements

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

                     FOR THE YEAR ENDED 28TH NOVEMBER 1998


1.   ACCOUNTING POLICIES

     Accounting Convention

     The financial statements have been prepared under the historical cost convention modified to include the revaluation of freehold and long leasehold land and buildings and investments in subsidiary and associated companies. The financial statements have been prepared in accordance with applicable accounting standards.

     Basis of Preparation

     The group financial statements consolidate those of the company and all its subsidiaries made up to 28th November 1998.

     The financial statements are prepared for the 52 or 53 week period ("year") ending on the Saturday nearest to 30th November.

     Goodwill

     Goodwill arising on consolidation and purchased goodwill is written off to reserves.

     Tangible Fixed Assets

     Depreciation is calculated to write off the cost or valuation less the estimated realisable value of tangible fixed assets over their estimated useful lives. The rates are calculated on a straight line basis as follows:

   Freehold and long leasehold property ......... mainly over 50 years
   Short leasehold property ..................... over the term of the lease
   Fixtures and fittings ........................ 3 to 10 years
   Computer equipment ........................... 3 to 5 years
   Motor vehicles ............................... 3 to 7 years

     No depreciation is charged on assets under construction.

     Investments

     Fixed asset investments are included at valuation. Provision is made for any permanent diminution in value.

     Current asset investments are included at the lower of cost and net realisable value.

     Interests in Associated Undertakings

     The associated undertaking is an entity in which a consolidated member of the group has a participating interest and over whose operating and financial policies it exercises a significant influence. This investment is accounted for by the net equity method of accounting, whereby the consolidated profit and loss account includes the appropriate share of this company's profits less losses (based on audited financial statements made up to the 28th November
1998) and the group's share of post acquisition retained profits and reserves is added to the cost of investment in the consolidated balance sheet.

     Turnover

     Turnover represents the total amount receivable by the group for goods sold and services provided net of V.A.T. Inter-group transactions are eliminated on consolidation.

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)


1.   ACCOUNTING POLICIES (CONTINUED)

     Stocks

     Stocks have been valued at the lower of actual cost and net realisable value.

     Deferred Taxation

     Provision is made at current rates for taxation deferred in respect of all material timing differences, except to the extent that in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

     Leasing and Rental Transactions

     Assets held under leasing arrangements that transfer substantially all the risks and rewards of ownership to the company are capitalised. The capital element of the related rental obligations is included in creditors. The interest element of the rental obligations is charged to the profit and loss account so as to produce a constant periodic rate of charge.

     Operating lease and rental transactions are charged to profit and loss account in the period to which they relate.

     Pension Benefits

     Pension benefits are funded through defined contribution schemes over the employees' periods of service. The group's contributions are charged to the profit and loss account as incurred.

     The group also operates a defined benefit scheme for certain of its employees. The expected costs of providing these pensions, as calculated periodically by professionally qualified actuaries, is charged to the profit and loss account so as to spread the cost over the service lives of employees in the scheme operated within the group in such a way that the pension cost is a substantially level percentage of current and expected future pensionable payroll.

     Grants

     Grants in respect of capital expenditure are credited to a deferred income account and are released to the profit and loss account by equal annual instalments over the expected useful life of the relevant assets.

     Grants of a revenue nature are credited to the profit and loss account in the same period as the related expenditure.

     Foreign Currencies

     Revenues and costs denominated in foreign currencies are recorded at the rates of exchange ruling at the dates of the transactions; monetary assets and liabilities at the balance sheet date are translated at year end rates of exchange. Exchange differences thus arising are reported as part of the profit for the year.

     For the purposes of consolidation, the closing rate method is used under which translation losses or gains are shown as a movement on reserves. Profit and loss financial statements of overseas subsidiaries are translated at the average exchange rate.

     Show Productions

     Expenditure on show productions is carried forward to be recovered over the foreseeable life of the show, provided there is reasonable certainty as to the show's profitability.

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)


     Capitalisation of Interest

     Interest costs relating to the financing of major properties in the course of construction for trading occupation by the group are capitalised.


2.   SEGMENT INFORMATION

     Contributions to group turnover and profit on ordinary activities before taxation were as follows:

                                                                  TURNOVER
                                                  -----------------------------------------
                                                          1998                 1997
                                                   (pounds sterling)    (pounds sterling)
                                                  -------------------- --------------------
   Theatre services .............................      52,662,891           71,480,258
   Licensed premises (including Hotels) .........       2,969,428            4,535,459
   Bingo ........................................       2,596,391            2,800,202
   Cinemas ......................................       8,260,666            7,544,144
   Health and fitness centres ...................      12,853,557            8,678,384
                                                       ----------           ----------
                                                       79,342,933           95,038,447
                                                       ==========           ==========
                                                               PROFIT BEFORE
                                                                  TAXATION
                                                  ----------------------------------------
                                                          1998                 1997
                                                   (pounds sterling)    (pounds sterling)
                                                  -------------------- -------------------
   Theatre services .............................       1,002,841           2,826,049
   Licensed premises (including Hotels) .........         104,714             235,488
   Bingo ........................................         751,000             636,014
   Cinemas ......................................       1,490,373           1,265,536
   Health and fitness centres ...................         800,036             168,821
                                                        ---------           ---------
                                                        4,148,964           5,131,908
                                                        =========           =========

     The appropriate net assets relating to the above segments were as follows:

                                                            1998                   1997
                                                      (pounds sterling)     (pounds sterling)
                                                    --------------------   -------------------
   Theatre services .............................        10,724,932             14,106,206
   Licensed premises (including Hotels) .........         1,701,711              1,739,872
   Bingo ........................................         4,572,777              3,400,191
   Cinemas ......................................         9,753,888              8,223,066
   Health and fitness centres ...................           928,438                640,398
                                                         ----------             ----------
                                                         27,681,746             28,109,733
                                                         ==========             ==========

     All amounts derive from activities in the United Kingdom and the Republic of Ireland.

3.   OTHER OPERATING INCOME

                                                          1998                   1997
                                                    (pounds sterling)     (pounds sterling)
                                                  --------------------   -------------------
   This comprises:
   Rent receivable ............................          674,022               566,527
   Other income ...............................           87,004               153,577
   Profit on disposal of investments ..........          165,326                    --
   Profit on disposal of fixed assets .........               --                79,928
                                                         -------               -------
                                                         926,352               800,032
                                                         =======               =======

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)

4.   GROUP OPERATING PROFIT

                                                                   1998                   1997
                                                             (pounds sterling)     (pounds sterling)
                                                           --------------------   -------------------
   The operating profit is stated after
    charging/(crediting):
   Directors' emoluments ...............................         2,108,617             2,212,423
   Other staff costs ...................................        26,231,075            17,448,421
   Auditors' remuneration: Audit .......................           130,887               120,067
   Other services ......................................            16,635                35,000
   Hire of plant & machinery ...........................           911,081               843,162
   Other operating lease rentals .......................           361,738               177,518
   Depreciation of tangible fixed assets ...............         4,524,980             4,246,524
   Profit on disposal of tangible fixed assets .........           (34,117)              (76,412)
                                                                ----------            ----------
   (Profit)/Loss on disposal of investments ............           (86,188)              140,887
                                                                ==========            ==========

     The audit fee for the company for both years has been borne by other group companies.

5.   DIRECTORS' EMOLUMENTS

                                                    1998                   1997
                                              (pounds sterling)     (pounds sterling)
                                            --------------------   -------------------
   Salaries .............................         1,663,384             1,620,333
   Benefits in kind .....................           295,233               434,912
   Pension scheme contributions .........           150,000               157,178
                                                  ---------             ---------
                                                  2,108,617             2,212,423
                                                  =========             =========

     Retirement benefits were accruing to directors under schemes as follows:

                                                                      NO. 4                 NO. 4
                                                               (pounds sterling)      (pounds sterling)
Defined Contribution Schemes                                  --------------------   -------------------
   Directors' emoluments disclosed above include
    amounts paid to the highest paid director as
    follows:
   Emoluments .............................................          762,555               785,714
   Contributions to a defined contribution scheme .........           75,000                62,871
                                                                     -------               -------
                                                                     837,555               848,585
                                                                     =======               =======

6.   STAFF COSTS

                                             1998                   1997
                                      (pounds sterling)      (pounds sterling)
                                     --------------------   -------------------
   Salaries ......................        25,951,459             17,518,429
   Social security costs .........         1,896,112              1,660,227
   Pension costs .................           492,121                482,188
                                          ----------             ----------
                                          28,339,692             19,660,844
                                          ==========             ==========

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)


6.   STAFF COSTS (CONTINUED)

     The average monthly number of employees, including directors, during the year was:

                                                     1998      1997
                                                     NO.        NO.
                                                   -------   --------
   Theatre services ............................    1,578     1,916
   Licensed premises, including hotels .........      126       227
   Bingo & cinemas .............................      433       464
   Health & fitness centres ....................      659       498
                                                    -----     -----
                                                    2,796     3,105
                                                    =====     =====

7.   INTEREST PAYABLE

                                                    1998                   1997
                                              (pounds sterling)     (pounds sterling)
                                            --------------------   -------------------
   On bank loans and overdrafts .........         2,323,933             2,301,403
   On hire purchase loans ...............            44,493                36,339
                                                  ---------             ---------
                                                  2,368,426             2,337,742
                                                  =========             =========

     All loans are repayable by instalments.

8.   TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                                        1998                   1997
                                                                 (pounds sterling)      (pounds sterling)
                                                                --------------------   -------------------
   U.K. Corporation Tax at 31% (1997 -- 32%) ................        1,315,503              1,598,928
   Taxation on share of profit of associated undertaking.....          294,793                132,333
   Deferred taxation ........................................          517,069                532,595
                                                                     ---------              ---------
                                                                     2,127,365              2,263,856
   Adjustments relating to prior years:
    Corporation tax .........................................         (191,260)                10,247
    Taxation on share of profit of associated
     undertaking ............................................               --                 66,667
                                                                     ---------              ---------
                                                                     1,936,105              2,340,770
                                                                     =========              =========

     The taxation charge for the year is distorted due to the level of depreciation charged on assets not eligible for capital allowances.

9.   DIVIDENDS

                                                                                   1998                   1997
                                                                             (pounds sterling)     (pounds sterling)
                                                                           --------------------   -------------------
   Interim dividends paid on equity ordinary shares
    (pounds sterling)0.67 per share (1997 --  (pounds sterling)0.49)  ..        2,000,000              800,000
                                                                                =========              =======

     In 1997 certain shareholders' waived their entitlement to an interim dividend.

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)

10.  PROFIT OF THE PARENT COMPANY

     The amount of the group profit attributable to Apollo Leisure Group plc. which has been accounted for within its own financial statements is (pounds sterling)2,061,429 (1997 -- (pounds sterling)798,334). The company is exempt from presenting its own profit and loss account in accordance with Section 230 Companies Act 1985.

11. TANGIBLE FIXED ASSETS

                                                              LONG                 SHORT
                                       FREEHOLD             LEASEHOLD            LEASEHOLD
                                       PROPERTY            PROPERTIES           PROPERTIES
                                 -------------------- -------------------- --------------------
COST/VALUATION                    (pounds sterling)    (pounds sterling)    (pounds sterling)
At 30th November 1997 ..........      40,050,075           20,323,840           5,231,717
Additions ......................          34,410              (25,696)            (10,892)
Disposals ......................        (216,627)                  --                  --
Exchange Adjustment ............          62,650                   --                  --
Reclassifications ..............       4,156,036              (25,622)          1,309,672
                                      ----------           ----------           ---------
AT 28TH NOVEMBER 1998 ..........      44,086,544           20,272,522           6,530,497
                                      ==========           ==========           =========
Comprising:
At Cost ........................      17,119,704           15,620,022           6,095,497
At Valuation: 01.12.90 .........       8,633,000                   --             435,000
     30.11.91 ..................      13,370,996                   --                  --
     27.05.92 ..................              --            4,652,500                  --
     27.11.93 ..................       4,962,844                   --                  --
                                      ----------           ----------           ---------
                                      44,086,544           20,272,522           6,530,497
                                      ==========           ==========           =========
DEPRECIATION
At 30th November 1997 ..........       5,292,492              931,239           1,546,276
Charge .........................         874,343              479,211             440,402
Disposals ......................         (44,463)                  --                  --
Exchange Adjustment ............           8,155                   --                  --
Reclassifications ..............          43,850                   --             (15,082)
                                      ----------           ----------           ---------
AT 28TH NOVEMBER 1998 ..........       6,174,377            1,410,450           1,971,596
                                      ==========           ==========           =========
NET BOOK VALUE
At 29th November 1997 ..........      34,757,583           19,392,601           3,685,441
                                      ==========           ==========           =========
AT 28TH NOVEMBER 1998 ..........      37,912,167           18,862,072           4,558,901
                                      ==========           ==========           =========



                                       FIXTURES,
                                       FITTINGS                                   ASSETS
                                           &                  MOTOR                UNDER
                                       EQUIPMENT            VEHICLES           CONSTRUCTION            TOTAL
                                 -------------------- -------------------- -------------------- -------------------
COST/VALUATION                    (pounds sterling)    (pounds sterling)    (pounds sterling)    (pounds sterling)
At 30th November 1997 ..........      23,552,602             915,029             6,025,390           96,098,653
Additions ......................       2,822,579             320,262             4,643,496            7,784,159
Disposals ......................        (337,924)           (244,714)                   --             (799,265)
Exchange Adjustment ............          25,252                 366                    --               88,268
Reclassifications ..............       2,576,147                  --            (8,016,233)                  --
                                      ----------            --------            ----------           ----------
AT 28TH NOVEMBER 1998 ..........      28,638,656             990,943             2,652,653          103,171,815
                                      ==========            ========            ==========          ===========
Comprising:
At Cost ........................      28,638,656             990,943             2,652,653           71,117,475
At Valuation: 01.12.90 .........              --                  --                    --            9,068,000
     30.11.91 ..................              --                  --                    --           13,370,996
     27.05.92 ..................              --                  --                    --            4,652,500
     27.11.93 ..................              --                  --                    --            4,962,844
                                      ----------            --------            ----------          -----------
                                      28,638,656             990,943             2,652,653          103,171,815
                                      ==========            ========            ==========          ===========
DEPRECIATION
At 30th November 1997 ..........      12,563,494             569,146                    --           20,902,647
Charge .........................       2,476,204             254,820                    --            4,524,980
Disposals ......................        (337,851)           (176,747)                   --             (559,061)
Exchange Adjustment ............          24,812                 358                    --               33,325
Reclassifications ..............         (28,768)                 --                    --                   --
                                      ----------            --------            ----------          -----------
AT 28TH NOVEMBER 1998 ..........      14,697,891             647,577                    --           24,901,891
                                      ==========            ========            ==========          ===========
NET BOOK VALUE
At 29th November 1997 ..........      10,989,108             345,883             6,025,390           75,196,006
                                      ==========            ========            ==========          ===========
AT 28TH NOVEMBER 1998 ..........      13,940,765             343,366             2,652,653           78,269,924
                                      ==========            ========            ==========          ===========

     The total net book value includes (pounds sterling)314,747 (1997 -- (pounds sterling)416,749) in respect of assets held under hire purchase and finance lease agreements.

     The depreciation charge for the year on these assets amounted to (pounds sterling)131,643 (1997 -- (pounds sterling)167,024).

     The cumulative amount of capitalised interest included in the net book value of fixed assets is (pounds sterling)678,185 (1997 -- (pounds sterling)693,110). This relates to the interest capitalised during the construction of the Lyceum Theatre.

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)


11.  TANGIBLE FIXED ASSETS (CONTINUED)

     On an historical cost basis, freehold and leasehold properties would have been included at:

                                                1998                   1997
                                          (pounds sterling)     (pounds sterling)
                                        --------------------   -------------------
   Cost .............................        59,368,026             54,064,920
   Accumulated depreciation .........        (8,354,358)            (6,805,610)
                                             ----------             ----------
   Net Book Value ...................        51,013,668             47,259,310
                                             ==========             ==========

12.  FIXED ASSET INVESTMENTS

                                                          GROUP                                   COMPANY
                                        ----------------------------------------- ----------------------------------------
                                                1998                 1997                 1998                 1997
                                         (pounds sterling)    (pounds sterling)    (pounds sterling)    (pounds sterling)
                                        -------------------- -------------------- -------------------- -------------------
   Subsidiaries (see i) ...............              --                   --           28,029,809           28,981,415
   Other investments (see ii) .........       1,816,912            1,522,293                   --                   --
                                              ---------            ---------           ----------           ----------
                                              1,816,912            1,522,293           28,029,809           28,981,415
                                              =========            =========           ==========           ==========

     (I) INVESTMENTS IN SUBSIDIARIES

                                                         1998                   1997
                                                  (pounds sterling)      (pounds sterling)
                                                 --------------------   -------------------
   At beginning of year ......................        28,981,415             32,644,385
   Revaluation of investment in Apollo Leisure
    (U.K.) Limited & Point Exhibition Company
    Limited ..................................          (549,606)            (3,662,970)
   Return of investment in Point Exhibition
    Company Limited ..........................          (402,000)                    --
                                                      ----------             ----------
   At end of year ............................        28,029,809             28,981,415
                                                      ==========             ==========

     The investments in Apollo Leisure (U.K.) Limited and Point Exhibition Company Limited have been revalued based on underlying net asset value at 28th November 1998 of (pounds sterling)28,029,809 (1997 -- (pounds sterling)28,981,361). The historic cost of the investments is (pounds sterling)1,739,804 (1997 -- (pounds sterling)2,080,175).

     The following are the company's principal subsidiaries:

                                                                         % OF
                                                                        SHARES          CAPITAL &               PROFIT
              COMPANY                       NATURE OF BUSINESS           HELD           RESERVES               FOR YEAR
----------------------------------   -------------------------------   --------   --------------------   -------------------
                                                                                   (pounds sterling)      (pounds sterling)
   Apollo Leisure (U.K.) Ltd.        Theatre Hire, Theatrical            100           26,486,258              (262,964)
    and its trading subsidiaries     Show Production, Sports
                                     & Fitness Management,
                                     Ticket Sales Agencies, Hotels,
                                     Cinemas and Bingo Halls
   Barry Clayman Concerts Ltd.       Theatrical Show Production           50           (1,281,994)              205,568
    and its trading subsidiaries
   Point Exhibition Company Ltd.     Theatre Hire                         50            3,203,574               249,259
                                                                                       ==========              ========

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)


12.  FIXED ASSET INVESTMENTS (CONTINUED)

     All shares held are ordinary equity shares. The percentage of shares held also reflects the proportion of voting rights held.

     The Point Exhibition Company Limited is incorporated in and operates in the Republic of Ireland. All other companies were incorporated in and operate wholly within the United Kingdom.

     All subsidiary companies of Apollo Leisure (U.K.) Limited are wholly owned with the exception of Tickets London Limited, where 66.67% of the equity is held and CCL Leisure Limited (formerly City Centre Leisure (Holdings) Limited) where 50.1% of the equity is held.

     All subsidiary undertakings have been included in the consolidation.

     Acquisitions

     In accordance with the Shareholders' Agreement for the acquisition of the issued share capital of CCL Leisure Limited in 1997 an estimated further consideration of (pounds sterling)3,183,001 (1997 -- (pounds sterling)3,112,000) is provided for at the balance sheet date.

     This has been revised to reflect the directors' best estimate of the total amount payable, and payments made during the year.

     (II) OTHER INVESTMENTS

                                                              GROUP
                                            ------------------------------------------
                                                    1998                   1997
                                             (pounds sterling)      (pounds sterling)
                                            --------------------   -------------------
   Nederlander Dominion Limited .........        1,816,912              1,522,293
                                                 =========              =========

     INVESTMENT IN NEDERLANDER DOMINION LIMITED

                                                                     SHARE OF            INTEREST IN
                                                                    ASSOCIATED             TENANCY
                                                                    UNDERTAKING           IN COMMON             TOTAL
                                                               -------------------- -------------------- -------------------
                                                                (pounds sterling)    (pounds sterling)    (pounds sterling)
   VALUATION
   At 29th November 1997 .....................................        532,825              989,468            1,522,293
   Capital introduced ........................................             --               50,000               50,000
   Distribution received .....................................       (250,000)             (83,362)            (333,362)
   Share of operating profits/rental income ..................        742,282              130,492              872,774
   Share of taxation charge (See Note 8) .....................       (294,793)                  --             (294,793)
                                                                     --------              -------            ---------
   AT 28TH NOVEMBER 1998 .....................................        730,314            1,086,598            1,816,912
                                                                     ========            =========            =========
   COST AT 29TH NOVEMBER 1997 AND 28TH NOVEMBER 1998 .........        127,900              638,582              766,482
                                                                     ========            =========            =========

(a) As at 28th November 1998, the group owns 33.33% (1997 -- 33.33%) of the issued share capital of its associated undertaking, Nederlander Dominion Limited.

     The group's share of the company's net assets is  (pounds sterling)696,164.

     During the year the group received a dividend of (pounds sterling)250,000 which has been credited to the value of the investment.

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)


12.  FIXED ASSET INVESTMENTS (CONTINUED)

(b) As an integral part of the overall investment, the group holds a 33.33% interest in the tenancy in common of the Dominion Theatre, London which is operated by Nederlander Dominion Limited.

     The group's share of rental income is included within other operating income.

     During the year the group received a distribution of (pounds sterling)83,362 which has been credited to the value of the investment.

13.  STOCKS

                                                  GROUP
                                ------------------------------------------
                                        1998                   1997
                                 (pounds sterling)      (pounds sterling)
                                --------------------   -------------------
   Consumables ..............        374,898                410,407
   Goods for resale .........        294,955                275,225
                                     -------                -------
                                     669,853                685,632
                                     =======                =======

     The directors consider that the replacement cost of stock is not materially different to the balance sheet value.

14.  DEBTORS

                                                              GROUP                                   COMPANY
                                            ----------------------------------------- ----------------------------------------
                                                    1998                 1997                 1998                 1997
                                             (pounds sterling)    (pounds sterling)    (pounds sterling)    (pounds sterling)
                                            -------------------- -------------------- -------------------- -------------------
   Trade debtors ..........................       6,321,595            6,116,142                 --                  --
   Other debtors ..........................       1,432,692              920,988              1,000               1,000
   Prepayments and accrued income .........       4,371,223            1,711,237                 --                  --
                                                  ---------            ---------              -----               -----
                                                 12,125,510            8,748,367              1,000               1,000
                                                 ==========            =========              =====               =====

     Included within other debtors is an amount of (pounds sterling)282,906 (1997 -- (pounds sterling)Nil) which is repayable after more than one year.

15.  CURRENT ASSET INVESTMENTS

                                                    GROUP
                                  ------------------------------------------
                                          1998                   1997
                                   (pounds sterling)      (pounds sterling)
                                  --------------------   -------------------
   Listed at cost .............          760,838              1,119,403
   Unlisted at cost ...........          415,100                393,334
   Provision for loss .........         (268,307)              (219,886)
                                        --------              ---------
                                         907,631              1,292,851
                                        ========              =========

     The market value of the listed investments at 28th November 1998 was (pounds sterling)655,274 (1997 -- (pounds sterling)1,076,064).

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)

16.  CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                  GROUP
                                                -----------------------------------------
                                                        1998                 1997
                                                 (pounds sterling)    (pounds sterling)
                                                -------------------- --------------------
   Bank and Mortgage Loans (Note 18) ..........       4,557,718            3,683,198
   Bank overdrafts (Note 18) ..................       2,070,370            2,409,668
   Hire purchase creditors (Note 18) ..........         222,708              201,463
   Trade creditors ............................       7,723,481            9,131,061
   Amounts owed to subsidiaries ...............              --                   --
   Corporation tax ............................         915,305            1,458,811
   Other taxation and social security .........       2,857,339            3,647,303
   Other creditors ............................      25,585,783           19,107,082
   Accruals and deferred income ...............       8,145,767            3,091,329
                                                     ----------           ----------
                                                     52,078,471           42,729,915
                                                     ==========           ==========
                                                                COMPANY
                                                ----------------------------------------
                                                        1998                 1997
                                                 (pounds sterling)    (pounds sterling)
                                                -------------------- -------------------
   Bank and Mortgage Loans (Note 18) ..........              --                  --
   Bank overdrafts (Note 18) ..................              --                  --
   Hire purchase creditors (Note 18) ..........              --                  --
   Trade creditors ............................               -                  --
   Amounts owed to subsidiaries ...............       1,598,051           2,000,051
   Corporation tax ............................              --                  --
   Other taxation and social security .........              --                  --
   Other creditors ............................              --                  --
   Accruals and deferred income ...............              --                  --
                                                      ---------           ---------
                                                      1,598,051           2,000,051
                                                      =========           =========

     Other creditors includes (pounds sterling)482,000 relating to deferred consideration due on the acquisition of CCL Leisure Limited as referred to in
Note 12(i).

17.  CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                   GROUP
                                                 ------------------------------------------
                                                         1998                   1997
                                                  (pounds sterling)      (pounds sterling)
                                                 --------------------   -------------------
   Bank and Mortgage Loans (Note 18) .........        22,882,976             23,169,903
   Hire purchase creditors (Note 18) .........            61,408                 94,953
   Other creditors ...........................         2,998,309              3,326,965
                                                      ----------             ----------
                                                      25,942,693             26,591,821
                                                      ==========             ==========

     Other creditors includes (pounds sterling)2,701,001 relating to deferred consideration due on the acquisition of CCL Leisure Limited as referred to in
Note 12(i).

18.  BORROWINGS

     The bank overdrafts, loans and mortgage loans are secured by legal charges over certain of the group's freehold and leasehold properties. The loans bear interest at up to 1.25 percent above bank base rates.

     The hire purchase creditors are secured by the related leased assets.

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)


18.  BORROWINGS (CONTINUED)

     The borrowings are repayable by instalments as follows:

                                                            GROUP
                                          ------------------------------------------
                                                  1998                   1997
                                           (pounds sterling)      (pounds sterling)
                                          --------------------   -------------------
   Within one year ....................         6,850,796              6,294,329
   Between one and two years ..........         3,797,526              3,269,798
   Between two and five years .........        11,208,354             10,437,381
   After five years ...................         7,938,504              9,557,677
                                               ----------             ----------
                                               29,795,180             29,559,185
                                               ==========             ==========

     Those bank and mortgage loans which are repayable in part after more than five years are repayable by monthly instalments terminating in 2008.

     The hire purchase creditors are all repayable within five years.

19.  DEFERRED TAXATION

     Provision has been made in these financial statements as follows:

     Provisions calculated at 31% (1997 -- 32%)

                                                                GROUP
                                              ------------------------------------------
                                                      1998                   1997
                                               (pounds sterling)      (pounds sterling)
                                              --------------------   -------------------
   Accelerated capital allowances .........         2,249,371             1,728,103
                                                    =========             =========
   At beginning of year ...................         1,728,103             1,238,645
   Charged for the year ...................           517,069               532,595
   Exchange difference ....................             4,199               (43,137)
                                                    ---------             ---------
   At end of year .........................         2,249,371             1,728,103
                                                    =========             =========

     No provision has been made for the potential Corporation Tax liability of approximately (pounds sterling)1,620,000 (1997 -- (pounds sterling)2,335,000) which would arise if land and buildings were sold at an amount equal to their net book values. In the opinion of the directors, no provision is necessary.

     There is no other unprovided deferred tax liability in the group or the company.

20.  GRANTS

                                                                      GROUP
                                                    ------------------------------------------
                                                            1998                   1997
                                                     (pounds sterling)      (pounds sterling)
                                                    --------------------   -------------------
   At beginning of year .........................        1,427,932              1,172,484
   Grants received for capital projects .........          255,635                367,025
   Release ......................................         (560,672)              (111,577)
                                                         ---------              ---------
   At end of year ...............................        1,122,895              1,427,932
                                                         =========              =========

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)

21.  CALLED UP SHARE CAPITAL

                                                                        GROUP & COMPANY
                                                           ------------------------------------------
                                                                                        ALLOTTED
                                                                AUTHORISED            & FULLY PAID
                                                                1998 & 1997           1998 & 1997
                                                            (pounds sterling)      (pounds sterling)
                                                           --------------------   -------------------
   Ordinary shares of  (pounds sterling)1 each .........   5,000,000              3,000,000
                                                           =========              =========

22.  RECONCILIATION OF MOVEMENTS IN GROUP EQUITY SHAREHOLDERS' FUNDS

                                                                                  1998                   1997
                                                                            (pounds sterling)     (pounds sterling)
                                                                          --------------------   -------------------
   Profit for the financial year ......................................         1,964,449              2,450,610
   Dividend paid ......................................................        (2,000,000)              (800,000)
                                                                               ----------              ---------
                                                                                  (35,551)             1,650,610

   Goodwill written off ...............................................          (220,997)            (3,288,766)
   Other recognised gains & losses relating to the year (net) .........           (18,065)              (217,091)
                                                                               ----------             ----------
   Net increase/(decrease) to shareholders' funds .....................          (274,613)            (1,855,247)
   Opening equity shareholders' funds .................................        26,466,750             28,321,997
                                                                               ----------             ----------
   Closing equity shareholders' funds .................................        26,192,137             26,466,750
                                                                               ==========             ==========

23.  RESERVES

     Of the total reserves shown in the balance sheet, the following amounts are considered distributable or otherwise:

                                                                 GROUP                                   COMPANY
                                               ----------------------------------------- ----------------------------------------
                                                       1998                 1997                 1998                 1997
                                                (pounds sterling)    (pounds sterling)    (pounds sterling)    (pounds sterling)
                                               -------------------- -------------------- -------------------- -------------------
DISTRIBUTABLE:
Profit & loss account ........................      12,928,021           12,879,767               92,826               31,397
NON-DISTRIBUTABLE:
Revaluation reserve ..........................       8,592,671            8,839,957           23,340,005           23,951,040
Foreign currency translation reserve .........        (246,392)            (275,920)                  --                   --
Other reserves ...............................       1,917,837            2,022,946                   --                   --
                                                    ----------           ----------           ----------           ----------
Total Reserves ...............................      23,192,137           23,466,750           23,432,831           23,982,437
                                                    ==========           ==========           ==========           ==========

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)


23.  RESERVES (CONTINUED)

     Group

                                                      PROFIT
                                                      & LOSS             REVALUATION
                                                      ACCOUNT              RESERVE
                                               -------------------- --------------------
                                                (pounds sterling)    (pounds sterling)
At beginning of year .........................      12,879,767           8,839,957
Retained loss for the financial year .........         (35,551)                 --
Goodwill written off .........................        (220,997)                 --
Transfer of realised profits .................         324,545            (219,436)
Revaluations in the year .....................              --             (31,419)
Currency translation differences on
 foreign currency net investments ............         (19,743)             (5,988)
Minority interest ............................              --               9,557
                                                    ----------           ---------
At end of year ...............................      12,928,021           8,592,671
                                                    ==========           =========
                                                      FOREIGN
                                                     CURRENCY
                                                    TRANSLATION             OTHER
                                                      RESERVE             RESERVES              TOTAL
                                               -------------------- -------------------- -------------------
                                                (pounds sterling)    (pounds sterling)    (pounds sterling)
At beginning of year .........................       (275,920)           2,022,946           23,466,750
Retained loss for the financial year .........             --                   --              (35,551)
Goodwill written off .........................             --                   --             (220,997)
Transfer of realised profits .................             --             (105,109)                  --
Revaluations in the year .....................             --                   --              (31,419)
Currency translation differences on
 foreign currency net investments ............         36,313                   --               10,582
Minority interest ............................         (6,785)                  --                2,772
                                                     --------            ---------           ----------
At end of year ...............................       (246,392)           1,917,837           23,192,137
                                                     ========            =========           ==========

     Other reserves relate to discounts on the acquisition of subsidiaries (negative goodwill). An amount of (pounds sterling)105,109 has been transferred to the profit and loss account during the year in respect of the disposal of properties on which a discount on acquisition had arisen.

     Company

                                                                   PROFIT &              REVALUATION
                                                                 LOSS ACCOUNT              RESERVE                TOTAL
                                                             --------------------   --------------------   -------------------
                                                              (pounds sterling)      (pounds sterling)      (pounds sterling)
At beginning of year .....................................          31,397               23,951,040            23,982,437
Retained profit for the financial year ...................          61,429                       --                61,429
Decrease on revaluation of investment in subsidiaries.....              --                 (611,035)             (611,035)
                                                                    ------               ----------            ----------
At end of year ...........................................          92,826               23,340,005            23,432,831
                                                                    ======               ==========            ==========

24.  NON-EQUITY MINORITY INTERESTS

     Non-equity minority interests comprise 7% redeemable cumulative preference shares of IR (pounds sterling)1 each in The Point Exhibition Company Limited. The shares are redeemable on 31st March 2004.

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)

25. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATION ACTIVITIES

                                                              1998                   1997
                                                       (pounds sterling)      (pounds sterling)
                                                      --------------------   -------------------
Operating profit ..................................         5,003,655              6,643,025
Depreciation charges ..............................         4,524,980              4,246,524
Profit on sale of tangible fixed assets ...........           (34,117)               (76,412)
Decrease/(Increase) in stocks .....................            16,216                (21,207)
(Increase)/Decrease in debtors ....................        (2,665,002)             1,185,745
Increase/(Decrease) in creditors ..................         9,312,273             (4,565,071)
Grants amortised ..................................          (560,672)              (111,577)
(Profit)/Loss on sale of investments ..............           (86,188)               350,407
Movements in investments in productions ...........          (868,896)              (442,550)
                                                           ----------             ----------
Net Cash Inflow From Operating Activities .........        14,642,249              7,208,880
                                                           ==========             ==========

26.  GROSS CASH FLOWS

                                                                                  1998                    1997
                                                                           (pounds sterling)       (pounds sterling)
RETURNS ON INVESTMENT AND SERVICING OF FINANCE                             -----------------       -----------------
Interest received .....................................................          288,607                  454,958
Interest paid .........................................................       (2,162,528)              (2,290,854)
Interest element of finance lease rentals .............................          (44,493)                 (36,340)
Non-equity dividends paid .............................................               --                  (77,869)
                                                                             -----------              -----------
                                                                              (1,918,414)              (1,950,105)
                                                                             ===========              ===========

                                                                                 1998                     1997
CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT                               (pounds sterling)       (pounds sterling)
                                                                           -----------------       -----------------
Purchase of tangible fixed assets .....................................       (7,534,159)             (10,615,846)
Proceeds from sale of tangible fixed assets ...........................          757,167                2,216,543
                                                                             -----------              -----------
                                                                              (6,776,992)              (8,399,303)
                                                                             ===========              ===========

                                                                                 1998                     1997
ACQUISITIONS                                                               (pounds sterling)       (pounds sterling)
                                                                           -----------------       -----------------
Acquisition of subsidiary, net of cash acquired (see Note 12) .........               --                 (178,645)
Purchase of minority interests ........................................         (421,155)                      --
                                                                             -----------              -----------
                                                                                (421,155)                (178,645)
                                                                             ===========              ===========

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)

27.  MANAGEMENT OF LIQUID RESOURCES

                                                                       1998                   1997
                                                                (pounds sterling)      (pounds sterling)
                                                               --------------------   -------------------
Purchase of investments ....................................         (604,877)             (1,150,356)
Proceeds from sale of investments ..........................        1,049,630                 484,885
Net cash withdrawn from/(invested in) money market .........          978,789               3,542,907
                                                                    ---------              ----------
                                                                    1,423,542               2,877,436
                                                                    =========              ==========

28.  ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR

                                                     LEASE
                                                    FINANCE                 LOANS                 TOTAL
                                              (pounds sterling)      (pounds sterling)      (pounds sterling)
                                             --------------------   --------------------   -------------------
At beginning of year
In creditors due within one year .........          201,463               3,683,198              3,884,661
In creditors due after one year ..........           94,953              23,534,868             23,629,821
                                                    -------              ----------             ----------
                                                    296,416              27,218,066             27,514,482
Exchange adjustment ......................               99                  71,002                 71,101
Non Cash flow items:
New finance leases .......................          250,000                      --                250,000
Cash flow items:
Repayments of loans/leases ...............         (262,399)             (3,533,486)            (3,795,885)
New loans ................................               --               3,685,112              3,685,112
                                                   --------              ----------             ----------
At end of year ...........................          284,116              27,440,694             27,724,810
                                                   ========              ==========             ==========
In creditors due within one year .........          222,708               4,557,718              4,780,426
In creditors due after one year ..........           61,408              22,882,976             22,944,384
                                                   --------              ----------             ----------
                                                    284,116              27,440,694             27,724,810
                                                   ========              ==========             ==========

29.  ANALYSIS OF THE CASH BALANCES

                                                                                         EXCHANGE                 CASH
                                             1998                   1997                DIFFERENCE                FLOW
                                      (pounds sterling)      (pounds sterling)      (pounds sterling)      (pounds sterling)
                                     --------------------   --------------------   --------------------   -------------------
Cash at bank and in hand .........        15,285,346              13,142,355              30,148               2,112,843
Less liquid resources ............        (9,181,050)            (10,159,839)                 --                 978,789
                                          ----------             -----------              ------               ---------
                                           6,104,296               2,982,516              30,148               3,091,632
Bank overdraft ...................        (2,070,370)             (2,409,668)              1,150                (338,148)
                                          ----------             -----------              ------               ---------
                                           4,033,926                 572,848              31,298               3,429,780
                                          ==========             ===========              ======               =========

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)


30.  ANALYSIS OF CHANGES IN NET DEBT

                                                                 CASH
                                            1997                 FLOW
                                     (pounds sterling)    (pounds sterling)
                                    -------------------- --------------------
Cash in hand & at bank (excluding
 liquid resources) ................        2,982,516           3,091,632
Overdrafts ........................       (2,409,668)            338,148
                                                               ---------
                                                               3,429,780
                                                               =========
Debt due within one year ..........       (3,683,198)           (151,626)
Debt due after one year ...........      (23,534,868)                 --
Hire purchase liabilities .........         (296,416)            262,399
                                                               ---------
                                                                 110,773
                                                               =========
Current asset investments .........        1,292,851            (444,753)
Liquid resources ..................       10,159,839            (978,789)
                                                               ---------
                                                              (1,423,542)
                                                              ==========
Total .............................      (15,488,944)          2,117,011
                                         ===========          ==========
                                                                 OTHER
                                          EXCHANGE             NON-CASH
                                          MOVEMENT              CHANGES               1998
                                     (pounds sterling)    (pounds sterling)    (pounds sterling)
                                    -------------------- -------------------- -------------------
Cash in hand & at bank (excluding
 liquid resources) ................         30,148                                  6,104,296
Overdrafts ........................          1,150                                 (2,070,370)
Debt due within one year ..........        (71,002)            (651,892)           (4,557,718)
Debt due after one year ...........             --              651,892           (22,882,976)
Hire purchase liabilities .........            (99)            (250,000)             (284,116)
Current asset investments .........             --               59,533               907,631
Liquid resources ..................             --                   --             9,181,050
Total .............................        (39,803)            (190,467)          (13,602,203)
                                           =======             ========           ===========

31. CAPITAL COMMITMENTS

                                                              GROUP
                                            ------------------------------------------
                                                    1998                   1997
                                             (pounds sterling)      (pounds sterling)
                                            --------------------   -------------------
Contracted for but not provided .........       7,315,000              3,930,000
                                                =========              =========

     External funding for the developments is already in place.

32.  FINANCIAL COMMITMENTS

     At 28th November 1998, the group had, in respect of land and buildings, operating lease commitments under non cancellable operating leases as follows:

                                                         GROUP
                                       ------------------------------------------
                                               1998                   1997
                                        (pounds sterling)      (pounds sterling)
                                       --------------------   -------------------
Leases expiring:
Within one year ....................           44,854                69,750
Between one and five years .........           82,370                59,346
Over five years ....................          190,699               162,000
                                              -------               -------
                                              317,923               291,096
                                              =======               =======

33.  PENSION SCHEMES

     Defined Contribution Schemes

     The group operates defined contribution pension schemes for the benefit of directors and senior employees. The assets of the schemes are administered by trustees in funds independent from those of the group.

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONTINUED)


33.  PENSION SCHEMES (CONTINUED)

                                                                     1998                   1997
                                                              (pounds sterling)      (pounds sterling)
The total contributions charged in the year amounted to:     --------------------   -------------------
Directors ................................................         150,000                157,178
Staff ....................................................         289,336                260,942
                                                                   -------                -------
                                                                   439,336                418,120
                                                                   =======                =======

     At the balance sheet date, there were no outstanding contributions.

     Defined Benefits Scheme

     The group also operates a pension scheme providing benefits based on final pensionable pay for certain of its employees. The assets of the scheme are held separately from those of the company, being invested with an insurance company. Contributions to the scheme are charged to the profit and loss account so as to spread the cost of pensions over employees' working lives with the group. The contributions are determined by a qualified actuary on the basis of triennial valuations using the projected unit method. The most recent valuation was at 1st April 1997.

     The assumptions which have the most significant effect on the results of the valuation are those relating to the rate of return on investments and the rates of increases in salaries and pensions. It was assumed that the investment returns would be 8% per annum, that salary increases would average 6% per annum and that present and future pensions would increase at the rate of 6% per annum.

     The pension charge for the year was (pounds sterling)52,785 (1997 -- (pounds sterling)64,068). At the balance sheet date, outstanding contributions amounted to (pounds sterling)Nil (1997 -- (pounds sterling)7,918).

     The most recent actuarial valuation showed that the market value of the scheme's assets was (pounds sterling)65,000 representing a funding level of 127%. The contributions of the company and employees will remain at 17% and 6% of earnings respectively.

34.  TRANSACTIONS WITH RELATED PARTIES

     In the opinion of the directors the following transactions require to be disclosed under the definition of related parties within Financial Reporting Standard Number 8 "Related Party Disclosures".

     1) During the year, interest free loans were advanced to directors of the company as detailed below:

                               OUTSTANDING          OUTSTANDING           MAXIMUM
                              AT BEGINNING           AT END OF          OUTSTANDING
                               OF THE YEAR           THE YEAR         DURING THE YEAR
                           (pounds sterling)    (pounds sterling)    (pounds sterling)
                          -------------------- -------------------- -------------------
Mr. P.R. Gregg ..........            --                --                   75,594
Mrs. A.K. Gregg .........        32,237                --                   32,237
                                 ======                ==                   ======

     2) A short leasehold property used for office accommodation is leased from a member of Mr. P.R. Gregg's family at an annual rental of (pounds sterling)48,718.

     3) The group is a tenant of Apollo Leisure Group Pension Scheme of whom Messrs. P.R. Gregg, D.C. Rogers and S.J. Shrouder are trustees and beneficiaries. The group pays rent of (pounds sterling)86,500 per annum to the scheme. There were no balances outstanding at the 28th November 1998.

     4) Nederlander Dominion Limited, a 33.33% associated undertaking of the company, paid a management fee of (pounds sterling)59,952 for accountancy and administrative services. There were no balances outstanding as at the 28th November 1998.

                           APOLLO LEISURE GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS

              FOR THE YEAR ENDED 28TH NOVEMBER 1998 -- (CONCLUDED)


34.  TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

     5) Barry Clayman Concerts Limited, a 50% subsidiary of Apollo Leisure Group plc., produces and promotes shows at the company's theatres. The total paid to the company for theatre hire and theatre services amounted to approximately (pounds sterling)729,074. The balances owing to Barry Clayman Concerts Limited in respect of future shows including advanced ticket sales is approximately (pounds sterling)570,897 as at the 28th November 1998.

     With the exception of the transactions detailed in note 1, all transactions have been carried out on normal commercial terms.

35.  CONTROLLING PARTY

     In the opinion of the directors, the group is controlled jointly by Mr. and Mrs. Gregg who own 67% of the issued ordinary share capital.